================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




          Delaware                      0-692                    46-0172280
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

               125 South Dakota Avenue                        57104
              Sioux Falls, South Dakota                     (Zip Code)
       (Address of principal executive offices)

                                 (605) 978-2908
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


================================================================================

Item 5.       Other Events

On September 16, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that it has received approval from the U.S. Bankruptcy Court for the District of Delaware for a series of the company's "first day" motions following a hearing held on September 15, 2003. In addition, the Company announced that the court approved, under interim order, access to $50 million of the $100 million debtor-in-possession financing facility arranged by the company with Bank One, N.A. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
--------------------------------------------------------------------------------

99.1*         Press Release of NorthWestern Corporation dated September 16, 2003

* filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NorthWestern Corporation


                            By:     /s/ Eric R. Jacobsen
                                    -------------------------------------------
                                    Eric R. Jacobsen
                                    Senior Vice President, General Counsel and
                                    Chief Legal Officer

Date:  September 16, 2003

                                Index to Exhibits
                                -----------------

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
--------------------------------------------------------------------------------

99.1*         Press Release of NorthWestern Corporation dated September 16, 2003

* filed herewith